UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4571

Name of Registrant: Vanguard Pennsylvania Tax-Free Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2007– November 30, 2008

Item 1: Reports to Shareholders

>  For the fiscal year ended November 30, 2008, Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 2.42%, exceeding the average return of its peers.

>  The Investor Shares of Vanguard Pennsylvania Long-Term Tax-Exempt Fund returned –4.48%. This disappointing result was nevertheless better than the peer group’s average return.

>  During the 12-month period, municipal yields were extremely volatile, as spillover from the subprime credit crunch seeped into all corners of the fixed income market.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	8
Pennsylvania Tax-Exempt Money Market Fund	10
Pennsylvania Long-Term Tax-Exempt Fund	27
About Your Fund’s Expenses	51
Glossary	53

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Pennsylvania Tax-Exempt Money Market Fund	VPTXX	2.42%
7-Day SEC Yield: 1.23%
Taxable-Equivalent Yield: 1.95%[1]
Average Pennsylvania Tax-Exempt Money Market Fund[2]		1.94

Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	VPAIX	–4.48%
30-Day SEC Yield: 4.50%
Taxable-Equivalent Yield: 7.14%[1]
Admiral™ Shares[3]	VPALX	–4.41
30-Day SEC Yield: 4.58%
Taxable-Equivalent Yield: 7.27%[1]
Barclays Capital 10 Year Municipal Bond Index		–0.42
Average Pennsylvania Municipal Debt Fund[2]		–8.67

Your Fund’s Performance at a Glance
November 30, 2007–November 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Pennsylvania Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.024	$0.000
Long-Term
Investor Shares	$11.18	$10.19	$0.483	$0.022
Admiral Shares	11.18	10.19	0.491	0.022

1  This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum commonwealth of Pennsylvania income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

2  Derived from data provided by Lipper Inc.

3  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Note: The Barclays Capital bond indexes were formerly known as Lehman Brothers indexes. The change followed Barclays’ acquisition of Lehman’s assets in September.

President’s Letter

Dear Shareholder,

Municipal securities experienced unusual volatility during the past 12 months as the global credit crunch reverberated through this typically sedate segment of the fixed income markets.

During this turbulent period, Vanguard Pennsylvania Tax-Exempt Money Market Fund outperformed Vanguard Pennsylvania Long-Term Tax-Exempt Fund, returning 2.42% for the 12 months ended November 30. The money market fund’s yield at year-end was 1.23% (down from 3.51% a year ago); the taxable-equivalent yield was 1.95% for investors in the highest income tax bracket. The fund maintained a net asset value of $1 per share, as is expected but not guaranteed.

The Investor Shares of the Pennsylvania Long-Term Tax-Exempt Fund returned a disappointing –4.48% for the fiscal year, and the Admiral Shares returned –4.41%. The average return for Pennsylvania municipal debt funds was –8.67%. As of November 30, the Investor Shares’ yield was 4.50% (up from 4.11% a year ago). For investors in the highest income tax bracket, the taxable-equivalent yield was 7.14%. Yields were slightly higher for Admiral Shares.

Please note: Although the funds’ income distributions are expected to be exempt from federal and Pennsylvania state income taxes, a portion of these distributions may be subject to the alternative minimum tax (AMT). However, the Pennsylvania Long-Term Tax-Exempt Fund currently owns no bonds that would generate income subject to the AMT.

Amid economic uncertainty, bond investors preferred Treasuries

Credit markets remained unsettled throughout the 12-month period. Bond investors grew increasingly reluctant to lend to corporations and even credit-worthy states and municipalities. Instead, investors preferred the liquidity and relative safety of U.S. Treasury securities.

This tendency persisted throughout the year and intensified toward the close of the period, as demand for Treasuries drove their prices higher and yields lower. At the end of November, the yield of the shortest-term Treasuries neared 0%, and the yield of the 10-year note dipped below 3% for the first time in five decades, indicating a remarkable level of risk-aversion for investors across the maturity spectrum.

The U.S. Federal Reserve Board responded to the credit crisis by creating new lending programs and dramatically easing monetary policy. During the year, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2008
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	1.74%	4.56%	4.10%
Barclays Capital Municipal Bond Index	–3.61	1.66	2.58
Citigroup 3-Month Treasury Bill Index	2.07	3.86	3.11

Stocks
Russell 1000 Index (Large-caps)	–38.98%	–9.10%	–1.43%
Russell 2000 Index (Small-caps)	–37.46	–10.13	–1.65
Dow Jones Wilshire 5000 Index (Entire market)	–38.84	–8.96	–1.16
MSCI All Country World Index ex USA (International)	–48.95	–6.84	3.37

CPI
Consumer Price Index	1.07%	2.44%	2.86%

For the 12 months, the broad taxable bond market returned 1.74%; the tax-exempt bond market returned –3.61%.

Stock market weakness was sharp and broad-based

Stock markets worldwide, including the U.S. stock market, registered some of the worst 12-month performances in many years. Stocks were weak throughout the year, but declines accelerated in September as the financial crisis deepened and several large financial institutions collapsed, received government assistance, or were taken over by competitors. Market volatility spiked, and daily stock market swings of several percentage points became common.

The effects of the financial crisis, which originated in the fixed income markets, continued to hamper the broader economy. Unemployment increased, consumer confidence declined, and production levels fell. Shortly after the close of the funds’ fiscal year, the National Bureau of Economic Research (the body responsible for dating the nation’s business cycles) confirmed that the U.S. economy had been in recession since December 2007.

For the funds’ fiscal year, the broad U.S. stock market returned –38.84%. International stocks fared worse, returning –48.95%.

Expense Ratios[1]
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer
Pennsylvania Tax-Exempt Fund	Shares	Shares	Group
Money Market	0.10%	—	0.62%
Long-Term	0.15	0.08%	1.19

1  The fund expense ratios shown are from the prospectus dated March 28, 2008. For the fiscal year ended November 30, 2008, the Pennsylvania Tax-Exempt Money Market Fund’s expense ratio was 0.11%. The Pennsylvania Long-Term Tax-Exempt Fund’s expense ratios were 0.15% for Investor Shares and 0.08% for Admiral Shares. Peer groups are: for the Pennsylvania Tax-Exempt Money Market Fund, the Average Pennsylvania Tax-Exempt Money Market Fund; and for the Pennsylvania Long-Term Tax-Exempt Fund, the Average Pennsylvania Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

Credit crisis weighed on the muni market

A year ago, trouble in the fixed income market seemed largely confined to securities backed by subprime mortgages, which came under severe pressure as the housing market deteriorated. As the depth and extent of the subprime market’s weakness became clear, however, distress spread to just about every segment of the fixed income market, including municipal securities.

For the fiscal period, the Pennsylvania Tax-Exempt Money Market Fund returned 2.42% while maintaining a net asset value of $1 per share. The yields of short-term municipal securities fluctuated significantly during the year as investors veered back and forth between the perceived safety of Treasury bills and the more generous yields available from tax-exempt securities. After rising initially, yields of short-term municipal securities pulled back, and the Pennsylvania Tax-Exempt Money Market Fund’s yield at the end of the period was more than 2 percentage points below its yield at the start.

In October, the Vanguard money market funds, including the Pennsylvania Tax-Exempt Money Market Fund, elected to participate in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. In December, the Vanguard money market funds agreed to participate in the extension of this program, which is scheduled to run through April 30, 2009.

Total Returns
Ten Years Ended November 30, 2008
	Average Annual Return
		Average
	Vanguard	Competing
Pennsylvania Tax-Exempt Fund	Fund	Fund[1]
Money Market	2.46%	2.06%
Long-Term Investor Shares	3.94	2.58

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Peer groups are: for the Pennsylvania Tax-Exempt Money Market Fund, the Average Pennsylvania Tax-Exempt Money Market Fund; and for the Pennsylvania Long-Term Tax-Exempt Fund, the Average Pennsylvania Municipal Debt Fund. Peer-group returns are derived from data provided by Lipper Inc.

We have the highest confidence in the stability and liquidity of our money market funds, and we do not believe the funds will ever need support. We reasoned that our participation in the program could help bring stability to the credit markets, a development that would help Vanguard and other money market investors.

The Investor Shares and Admiral Shares of the Pennsylvania Long-Term Tax-Exempt Fund returned –4.48% and –4.41%, respectively, for the 12-month period, as the prices of almost all bonds that weren’t issued by the U.S. Treasury declined. Although the fund’s absolute returns were generally disappointing, the fund outperformed its peer group by a substantial margin. This difference reflects the commitment of the fund’s advisor, Vanguard Fixed Income Group, to high-quality securities and prudent portfolio management strategies, which helped protect shareholders from the worst of the market’s upheaval during the past year.

Both share classes of the Pennsylvania Long-Term Tax-Exempt Fund ended the 12-month period with yields higher than they were at the beginning of the period.

Prudent management and low costs have delivered strong returns

Just as they did during the past 12 months, the funds have benefited over the long term from the advisor’s diligent credit analysis, emphasis on high quality and liquidity, and efforts to keep the portfolios’ exposure to interest rate risk generally in line with those of their respective market segments.

For the ten-year period ended November 30, 2008, the Pennsylvania Tax-Exempt Money Market Fund earned an average annual return of 2.46%, compared with the peer-group average of 2.06%. The fund was aided by its low expenses—a key for short-term investment vehicles, such as money market funds.

The Pennsylvania Long-Term Tax-Exempt Fund earned an average annual return of 3.94% over the decade, which would have transformed a hypothetical initial investment of $10,000 into $14,712. By comparison, the average return for competing funds would have produced assets of $12,907 for the same ten-year period. The Pennsylvania Long-Term Tax-Exempt Fund also benefited from the skill and strategy of the advisor, as well as Vanguard’s low costs.

A sensible allocation plan for unsettling times

As stock markets have tumbled, and even typically staid segments of the investment markets such as municipal securities have endured high levels of volatility, the temptation to “do something” has no doubt been strong. Our experience suggests that, more often than not, such an emotional response is counterproductive.

We’ve found that a sensible approach even in turbulent markets—and it’s worth noting that, while extreme, the recent turmoil is not unprecedented—is to determine a mix of stock, bond, and money market funds appropriate for your goals and circumstances, and then stick with it through the good times and bad. A balanced, well-diversified portfolio provides you both with some protection from the stock market’s deepest swoons and the opportunity to participate in its potential for long-term growth.

Both the Pennsylvania Tax-Exempt Money Market Fund and the Pennsylvania Long-Term Tax-Exempt Fund can play important roles in such a portfolio, particularly for investors in high tax brackets. And, by keeping expenses low, your fund’s advisor enables you to capture more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

December 12, 2008

Details about the Treasury Temporary Guarantee Program for Money Market Funds

The Pennsylvania Tax-Exempt Money Market Fund is participating in the U.S. Treasury’s Temporary Guarantee Program, which provides a guarantee to money market fund shareholders based on the number of shares they owned at the close of business on September 19, 2008. Some details of the program:

• Any increase in the number of shares that an investor held after the close of business on September 19 will not be guaranteed.

• If a customer closes his or her account in the fund, any future investment in the fund will not be guaranteed.

• If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19 or the current amount, whichever is less.

The program will expire on April 30, 2009, unless it is extended by the Treasury.

Advisor’s Report

For the fiscal year ended November 30, 2008, Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 2.42%. The Investor Shares of the Pennsylvania Long-Term Tax-Exempt Fund returned –4.48% (the Admiral Shares, –4.41%), as bond prices declined. Both funds outperformed their peers.

The investment environment

Credit-market problems that first surfaced in mid-2007 intensified during the past 12 months, ultimately leading to a severe disruption of the market’s normal lending and borrowing activity. By the end of the period, the Federal Reserve Board had lowered its target for the federal funds rate, a benchmark for short-term rates, to 1.00%, from 4.50% at the start.

(On December 16, 2008, after the close of the fiscal period, the Fed established a rate target of 0% to 0.25%.)

As the tentacles of the subprime-loan crisis gripped the credit markets, municipal securities (and just about every other fixed income investment) underperformed U.S. Treasuries, which rallied amid a global flight to quality. Weakness in the municipal market also reflected concern about the financial strength of municipal bond insurers and forced selling by investors who had bought municipals with borrowed money. As asset prices declined, these borrowers sold municipals to meet margin requirements. The net effect was to cheapen high-quality tax-exempt bonds to extraordinarily attractive levels, particularly on an after-tax basis.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2007	2008
2 years	3.18%	2.13%
5 years	3.26	2.93
10 years	3.62	4.02
30 years	4.32	5.38

Source: Vanguard.

A by-product of these developments was a sharp drop in the supply of new securities. Outflows experienced by mutual fund companies and a lack of support from other institutional buyers made the placement of new issues difficult. As a result, issuers came to market only on an as-needed basis. During the past 12 months, Pennsylvania issuers brought $17.4 billion in new securities to market, down from $20.1 billion a year ago.

Management of the funds

Vanguard Fixed Income Group has always looked through the insurance wrapper to the underlying quality of the municipal issuer. As the monoline insurers were downgraded, this long-standing approach proved beneficial, limiting our exposure to bonds that were repriced by the market to reflect their lower underlying credit quality. As usual, we maintained a quality bias in our purchases, which helped us to avoid some of the market’s pitfalls for the fiscal year.

In the Long-Term Tax-Exempt Fund, our customary focus on the market’s higher-quality securities enhanced the fund’s performance compared with that of its peer group as investors retreated from risk. During the past 12 months, we kept the fund’s duration (a measure of interest-rate sensitivity) near its typical level.

In the Money Market Fund, our high-quality bias was a source of confidence as the market for short-term securities seized up. This development was exemplified by the breakdown in the auction-rate securities market, which normally gives borrowers the opportunity to finance long-term debts at short-term rates. The demand for high-quality, short-term securities, along with the Fed’s rate cuts, drove down the fund’s 7-day SEC yield over the full 12 months. At the start of the period, the fund’s yield was 3.51%. By the end of the period, the figure was 1.23%.

Outlook

Municipal governments are beginning to feel the effects of the economic slowdown. The contraction has been surprisingly swift and broad-based. Going forward, we will have to pay close attention to credit dynamics. The credit quality of issuers will become more of a focus for the market over the coming year.

We approach the new fiscal year confident that shareholders can rely on the Vanguard Pennsylvania Tax-Exempt Funds’ broad diversification and our experienced credit-research team to take advantage of the opportunities that arise in the municipal market. And as always, the funds’ low expense ratios enhance our clients’ share of the returns produced by these efforts.

Kathryn T. Allen, Principal,

Portfolio Manager

Marlin G. Brown, Portfolio Manager

Vanguard Fixed Income Group

December 19, 2008

Pennsylvania Tax-Exempt Money Market Fund

Fund Profile

As of November 30, 2008

Financial Attributes

Yield[1]	1.2%
Average Weighted Maturity	26 days
Average Quality[2]	MIG-1
Expense Ratio (11/30/2007)[3]	0.10%

Distribution by Credit Quality[4] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	91.2%
P-1/A-1/SP-1/F-1	7.3
AAA/AA	1.5

1  7-day SEC yield. See the Glossary.

2  Moody’s Investors Service.

3  The expense ratio shown is from the prospectus dated March 28, 2008. For the fiscal year ended November 30, 2008, the expense ratio was 0.11%.

4  Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

Pennsylvania Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. (For details on the fund’s participation in the U.S. Treasury’s temporary guarantee program, please see the note on page 7.) The annualized yield shown reflects the current earnings of the fund more closely than do the average annual returns.

Cumulative Performance: November 30, 1998–November 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Pennsylvania Tax-Exempt Money Market Fund[1]	2.42%	2.52%	2.46%	$12,757
Average Pennsylvania Tax-Exempt
Money Market Fund[2]	1.94	2.04	2.06	12,257

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Returns for the Average Pennsylvania Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

Pennsylvania Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1998–November 30, 2008
		Average
		Fund[1]
Fiscal	Total	Total
Year	Return	Return
1999	3.1%	2.7%
2000	3.9	3.6
2001	2.9	2.5
2002	1.3	1.0
2003	0.9	0.6
2004	1.0	0.6
2005	2.2	1.7
2006	3.3	2.8
2007	3.6	3.1
2008	2.4	1.9
7-day SEC yield (11/30/2008): 1.23%

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Pennsylvania Tax-Exempt Money Market Fund[2]	6/13/1988	2.60%	2.47%	2.48%

1  Returns for the Average Pennsylvania Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights table for dividend information.

Pennsylvania Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets

As of November 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.6%)
Pennsylvania (99.2%)
1	Abington PA School District TOB VRDO	1.020%	12/8/08 LOC	7,500	7,500
	Adams County PA IDA VRDO	0.700%	12/8/08 LOC	5,750	5,750
1	Allegheny County PA GO TOB VRDO	1.170%	12/8/08 (13)(4)	25,985	25,985
	Allegheny County PA GO VRDO	1.020%	12/8/08 LOC	37,305	37,305
	Allegheny County PA GO VRDO	1.020%	12/8/08 LOC	14,455	14,455
	Allegheny County PA Higher Educ. Building Auth.
	(Carnegie Mellon Univ.) VRDO	0.650%	12/1/08	42,700	42,700
	Allegheny County PA Higher Educ. Building Auth.
	(Point Park Univ.) VRDO	0.780%	12/8/08 LOC	15,455	15,455
	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Jefferson Regional Medical Center) VRDO	0.780%	12/8/08 LOC	3,625	3,625
	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Presbyterian Univ. Health System) VRDO	0.750%	12/8/08 LOC	5,235	5,235
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Univ of Pittsburgh Medical Center) TOB VRDO	1.060%	12/8/08	40,000	40,000
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Univ. of Pittsburgh Medical Center) TOB VRDO	1.540%	12/8/08 (13)	4,995	4,995
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	TOB VRDO	1.060%	12/8/08 LOC	49,060	49,060
	Allegheny County PA IDA Rev.
	(Carnegie Museum of Pittsburgh) VRDO	1.010%	12/8/08 LOC	1,955	1,955
	Allegheny County PA IDA Rev.
	(Residential Rental) VRDO	1.050%	12/8/08 LOC	2,865	2,865
	Allegheny County PA IDA Rev.
	(Western PA School for Blind Children) PUT	2.100%	7/1/09	15,000	15,000
	Beaver County PA IDA PCR (FirstEnergy) VRDO	0.900%	12/1/08 LOC	24,200	24,200
	Beaver County PA IDA PCR (FirstEnergy) VRDO	1.000%	12/1/08 LOC	26,255	26,255
	Beaver County PA IDA PCR (FirstEnergy) VRDO	0.800%	12/8/08 LOC	52,250	52,250
	Beaver County PA IDA PCR (FirstEnergy
	Nuclear)VRDO	0.650%	12/8/08 LOC	62,600	62,600
	Beaver County PA IDA PCR (Met Edison
	Co.) VRDO	0.950%	12/8/08 LOC	10,000	10,000
	Beaver County PA IDA PCR
	(Pennsylvania Electric Co. Project) VRDO	1.060%	12/8/08 LOC	9,000	9,000
	Beaver County PA IDA PCR VRDO	1.450%	12/1/08	3,500	3,500
	Berks County PA Muni Auth. Incremental Draw Rev. (Albright College) VRDO	1.250%	12/8/08 LOC	25,500	25,500
	Bucks County PA IDA (Grand View Hosp.) VRDO	0.800%	12/8/08 LOC	7,000	7,000

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bucks County PA IDA (Pennswood Village
	Project)VRDO	1.100%	12/8/08 LOC	8,600	8,600
	Bucks County PA IDA (Pennswood Village
	Project)VRDO	1.100%	12/8/08 LOC	8,415	8,415
	Cambria County PA IDA Rev.
	(American National Red Cross) VRDO	0.750%	12/8/08 LOC	4,500	4,500
	Chambersburg PA Auth. Rev.
	(Wilson College Project) VRDO	0.950%	12/8/08 LOC	31,180	31,180
	Chester County PA Health & Educ. Fac.
	Auth. Rev. (Jefferson Health System) VRDO	0.800%	12/8/08	20,955	20,955
	Chester County PA Health & Educ. Fac.
	Auth. Rev. (Jefferson Health System) VRDO	1.000%	12/8/08	25,000	25,000
	Chester County PA Health & Educ. Fac.
	Auth. Rev. (Jenner’s Pond Project) VRDO	1.400%	12/8/08 LOC	24,040	24,040
	Chester County PA IDA Student Housing
	Rev.VRDO	1.150%	12/8/08 LOC	22,910	22,910
1	Chester County PA IDA Water Fac. Rev.
	TOB VRDO	1.240%	12/8/08 (13)	15,935	15,935
	Cumberland County PA Muni. Auth. College
	Rev. (Messiah Village Program) VRDO	1.430%	12/8/08 LOC	3,600	3,600
	Cumberland County PA Muni. Auth. Rev.
	(Asbury Obligated Group) VRDO	0.900%	12/8/08 LOC	5,500	5,500
	Dallastown Area School Dist. VRDO	3.250%	12/8/08 (4)	7,200	7,200
	Dauphin County PA General Auth. Hosp.
	Rev. (Reading Hosp. & Medical Center) VRDO	0.800%	12/8/08	7,855	7,855
	Dauphin County PA VRDO	0.850%	12/8/08	7,625	7,625
	Delaware County PA Auth. Rev. (Haverford
	College)VRDO	0.600%	12/8/08	29,315	29,315
	Delaware County PA Auth. Univ. Rev.
	(Villanova Univ.) VRDO	0.950%	12/8/08 LOC	12,525	12,525
	Delaware County PA Auth. Univ. Rev.
	(Villanova Univ.) VRDO	0.950%	12/8/08 LOC	8,310	8,310
	Delaware County PA Hosp. Auth. Rev.
	(Crozer-Chester Medical Center) VRDO	1.150%	12/8/08 LOC	3,900	3,900
	Delaware County PA IDA Airport Fac.
	(United Parcel Service) VRDO	0.740%	12/1/08	4,200	4,200
	Delaware County PA IDA PCR
	(BP Exploration & Oil) VRDO	1.000%	12/1/08 LOC	40,935	40,935
	Delaware County PA IDA PCR
	(BP Exploration & Oil) VRDO	0.800%	12/1/08	27,450	27,450
	Delaware County PA IDA PCR
	(BP Exploration & Oil) VRDO	0.800%	12/1/08	1,800	1,800
	Delaware County PA IDA PCR (PECO) CP	1.900%	2/5/09 LOC	22,125	22,125
	Delaware County PA IDA Refunding Resource
	Recovery Fac. (General Electric Capital Corp.)
	VRDO	0.800%	12/8/08	44,100	44,100
	Delaware County PA IDA Refunding Resource
	Recovery Fac. (General Electric Capital Corp.)
	VRDO	0.800%	12/8/08	8,375	8,375
	Delaware County PA IDA Refunding Resource
	Recovery Fac. (General Electric Capital Corp.)
	VRDO	0.800%	12/8/08	8,235	8,235
	Delaware County PA IDA Refunding Resource
	Recovery Fac. (General Electric Capital Corp.)
	VRDO	0.800%	12/8/08	8,595	8,595

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Delaware County PA IDA Refunding Resource
	Recovery Fac. (General Electric Capital Corp.)
	VRDO	0.800%	12/8/08	7,640	7,640
1	Delaware County PA IDA Rev. (Aqua PA Inc.)
	TOB VRDO	1.240%	12/8/08 (13)	9,915	9,915
	Delaware County PA IDA Solid Waste Rev.
	(Scott Paper Co.) VRDO	1.450%	12/8/08	8,700	8,700
	Delaware County PA IDA Solid Waste Rev.
	(Scott Paper Co.) VRDO	1.450%	12/8/08	17,000	17,000
	Delaware County PA IDA Solid Waste Rev.
	(Scott Paper Co.) VRDO	1.450%	12/8/08	14,895	14,895
	Delaware County PA IDA Solid Waste Rev.
	(Scott Paper Co.) VRDO	1.450%	12/8/08	14,900	14,900
	Delaware River Joint Toll Bridge Comm.
	Pennsylvania & New Jersey Rev. VRDO	3.250%	12/8/08 LOC	20,325	20,325
	Delaware River Port Auth. Pennsylvania &
	New Jersey Rev. VRDO	1.030%	12/8/08 LOC	25,000	25,000
	Doylestown PA Hosp. Auth. Hosp. Rev. VRDO	0.780%	12/8/08 LOC	11,700	11,700
	Erie County PA Hosp. Auth. Rev.
	(Hamot Health Foundation) VRDO	1.050%	12/1/08 LOC	5,500	5,500
	Fayette County PA Hosp. Auth. Rev.
	(Fayette Regional Health System) VRDO	0.780%	12/8/08 LOC	15,000	15,000
1	Geisinger Health System Auth. of Pennsylvania
	Rev. (Penn State Geisinger Health System) TOB VRDO	1.000%	12/8/08	12,435	12,435
1	Geisinger Health System Auth. of Pennsylvania
	Rev. (Penn State Geisinger Health System) TOB VRDO	1.000%	12/8/08	4,995	4,995
	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) VRDO	0.650%	12/1/08	1,500	1,500
	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) VRDO	0.650%	12/1/08	52,850	52,850
	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) VRDO	0.650%	12/1/08	34,015	34,015
	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) VRDO	0.650%	12/1/08	17,605	17,605
	Lackawanna County PA GO VRDO	4.000%	12/8/08 (4)	44,540	44,540
	Lancaster County PA Convention Center Auth.
	Rev. (Hotel Room) VRDO	1.150%	12/8/08 LOC	10,000	10,000
	Lancaster County PA Hosp. Auth. Rev.
	(Lancaster General Hosp.) VRDO	0.820%	12/1/08 LOC	9,500	9,500
	Lehigh County PA General Purpose Hosp.
	Auth. Rev. (Muhlenberg College) VRDO	0.700%	12/8/08 LOC	7,500	7,500
1	Luzerne County PA IDA (Water Facility) TOB VRDO	1.240%	12/8/08 (13)	5,000	5,000
	Manheim Township PA School Dist. VRDO	2.500%	12/8/08 (4)	11,925	11,925
	Manheim Township PA School Dist. VRDO	4.750%	12/8/08 (4)	5,935	5,935
	Manheim Township PA School Dist. VRDO	4.750%	12/8/08 (4)	9,000	9,000
	Monroe County PA Hosp. Auth. Rev.
	(Pocono Medical Center) VRDO	0.800%	12/8/08 LOC	21,860	21,860
	Montgomery County PA GO VRDO	1.050%	12/1/08	9,995	9,995
	Montgomery County PA IDA PCR
	(Exelon Generation Co.) CP	2.600%	12/3/08 LOC	9,150	9,150
	Montgomery County PA IDA Rev.
	(Foulkeways At Gwynedd Project) VRDO	1.430%	12/8/08 LOC	13,130	13,130
	Montgomery County PA IDA Rev.
	(Gloria Dei Project) VRDO	1.410%	12/8/08 LOC	16,855	16,855
	Montgomery County PA IDA Rev.
	(Haverford School Project) VRDO	0.950%	12/8/08 LOC	21,845	21,845

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Montgomery County PA IDA Rev.
	(Meadowood Corp) VRDO	1.400%	12/8/08 LOC	20,530	20,530
	Montgomery County PA IDA Rev.
	(Rosemont School Holy Child) VRDO	0.700%	12/8/08 LOC	12,200	12,200
	Montgomery County PA IDA Rev.
	(The Shipley School) VRDO	0.930%	12/8/08 LOC	14,500	14,500
	Nazareth PA School Dist. GO VRDO	4.750%	12/8/08 (4)	6,000	6,000
	New Garden General Auth. PA Muni Rev. VRDO	2.550%	12/8/08 (4)	10,300	10,300
	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lafayette College) VRDO	0.700%	12/8/08	9,950	9,950
1	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lehigh Univ.) TOB VRDO	1.030%	12/8/08 LOC	21,380	21,380
	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lehigh Univ.) VRDO	0.750%	12/8/08	20,200	20,200
	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lehigh Univ.) VRDO	0.750%	12/8/08	13,420	13,420
	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lehigh Univ.) VRDO	0.900%	12/8/08	27,375	27,375
1	Owen J. Roberts School Dist. Pennsylvania
	GO TOB PUT	2.000%	9/3/09 LOC	16,875	16,875
	Parkland PA School Dist. VRDO	2.500%	12/8/08 (4)	13,645	13,645
	Pennsylvania Econ. Dev. Financing Auth.
	Fac. Rev. (Jefferson Health) VRDO	0.900%	12/8/08	24,810	24,810
	Pennsylvania Econ. Dev. Financing Auth.
	Fac. Rev. (PPL Energy Supply) PUT	1.800%	4/9/09 LOC	60,570	60,570
	Pennsylvania Econ. Dev. Financing Auth.
	Fac. Rev. (York Water Company Project) VRDO	0.980%	12/8/08 LOC	5,000	5,000
	Pennsylvania GO	5.000%	2/1/09	5,000	5,029
	Pennsylvania GO	5.000%	3/1/09	20,695	20,834
	Pennsylvania GO	5.000%	8/1/09	17,820	18,142
	Pennsylvania GO	5.000%	8/1/09	36,220	36,940
	Pennsylvania GO	4.750%	9/1/09	8,375	8,564
	Pennsylvania GO	5.000%	9/1/09	8,235	8,400
	Pennsylvania GO	5.000%	10/1/09	9,000	9,245
	Pennsylvania GO	5.000%	10/1/09	5,000	5,113
	Pennsylvania GO	5.750%	10/1/09 (Prere.)	10,675	11,145
	Pennsylvania GO	5.750%	10/1/09 (Prere.)	4,420	4,592
1	Pennsylvania GO TOB VRDO	1.000%	12/8/08	19,320	19,320
1	Pennsylvania GO TOB VRDO	1.060%	12/8/08	4,200	4,200
1	Pennsylvania GO TOB VRDO	1.090%	12/8/08	3,335	3,335
	Pennsylvania Higher Educ. Assistance
	Agency Student Loan Rev. VRDO	2.150%	12/8/08 (4)	92,900	92,900
	Pennsylvania Higher Educ. Assistance
	Agency Student Loan Rev. VRDO	3.000%	12/8/08 (4)	63,500	63,500
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Carnegie Mellon Univ.) VRDO	0.650%	12/1/08	39,525	39,525
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Carnegie Mellon Univ.) VRDO	0.650%	12/1/08	41,865	41,865
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Carnegie Mellon Univ.) VRDO	0.650%	12/1/08	34,775	34,775
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Carnegie Mellon Univ.) VRDO	0.650%	12/1/08	13,200	13,200
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Drexel Univ.) VRDO	1.100%	12/1/08 LOC	30,525	30,525
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Drexel Univ.) VRDO	1.150%	12/8/08 LOC	30,000	30,000

Pennsylvania Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Drexel Univ.) VRDO	1.230%	12/8/08	LOC	19,480	19,480
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Drexel Univ.) VRDO	1.230%	12/8/08	LOC	22,500	22,500
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Foundation for Indiana Univ. of Pennsylvania
	Student Housing) VRDO	0.900%	12/8/08	LOC	18,000	18,000
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Gannon Univ.) VRDO	0.780%	12/8/08	LOC	6,950	6,950
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Kings College) VRDO	0.780%	12/8/08	LOC	4,400	4,400
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(St. Joseph’s Univ.) VRDO	0.800%	12/8/08	LOC	7,595	7,595
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(St. Joseph’s Univ.) VRDO	0.800%	12/8/08	LOC	12,000	12,000
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(St. Joseph’s Univ.) VRDO	0.950%	12/8/08	LOC	11,500	11,500
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Student Assn. Inc. Housing–California Univ.
	of Pennsylvania) VRDO	1.030%	12/8/08	LOC	64,995	64,995
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Thomas Jefferson Univ.) VRDO	0.750%	12/8/08	LOC	6,000	6,000
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Thomas Jefferson Univ.) VRDO	0.750%	12/8/08	LOC	3,500	3,500
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Trustees of the Univ. of Pennsylvania) TOB VRDO	1.000%	12/8/08		3,655	3,655
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Trustees of the Univ. of Pennsylvania) TOB VRDO	1.000%	12/8/08		5,495	5,495
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Univ. of Pennsylvania Health System) VRDO	0.750%	12/8/08	LOC	25,000	25,000
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(UPMC Health System) TOB VRDO	1.000%	12/8/08		9,305	9,305
	Pennsylvania Higher Educ. Fac. Auth. Rev. PUT	1.700%	3/17/09		13,030	13,030
1	Pennsylvania Housing and Finance Agency
	TOB VRDO	1.150%	12/8/08		5,000	5,000
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) PUT	2.150%	3/27/09		3,260	3,260
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) PUT	2.350%	3/27/09		2,700	2,700
1	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) TOB VRDO	1.140%	12/8/08		10,080	10,080
1	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) TOB VRDO	1.140%	12/8/08		35,570	35,570
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) VRDO	1.200%	12/8/08		30,000	30,000
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) VRDO	1.250%	12/8/08		23,905	23,905
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	1.650%	12/8/08		7,760	7,760
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	1.650%	12/8/08		5,505	5,505
	Pennsylvania Housing Finance Agency Rev. VRDO	1.000%	12/8/08		26,960	26,960
	Pennsylvania Housing Finance Agency Rev. VRDO	1.000%	12/8/08		17,955	17,955
	Pennsylvania Housing Finance Agency Rev. VRDO	1.250%	12/8/08		9,495	9,495
	Pennsylvania Housing Finance Agency Rev. VRDO	1.250%	12/8/08		20,000	20,000
	Pennsylvania Housing Finance Agency Rev. VRDO	1.250%	12/8/08		14,975	14,975
1	Pennsylvania Housing Finance Agency TOB VRDO	1.210%	12/8/08		3,875	3,875

Pennsylvania Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Pennsylvania Intergovernmental Cooperation
	Auth. Rev. VRDO	2.750%	12/8/08	(4)	30,000	30,000
1	Pennsylvania Public School Building Auth. Lease
	Rev. (School Dist. of Philadelphia) TOB VRDO	1.030%	12/8/08	LOC	30,715	30,715
	Pennsylvania State Univ. Rev.	5.000%	8/15/09		5,000	5,115
1	Pennsylvania State Univ. Rev. TOB VRDO	1.000%	12/8/08		6,095	6,095
	Pennsylvania State Univ. Rev. VRDO	0.780%	12/8/08		33,605	33,605
	Pennsylvania State Univ. Rev. VRDO	0.780%	12/8/08		65,275	65,275
1	Pennsylvania State Univ. TOB VRDO	0.800%	12/8/08	LOC	19,995	19,995
	Pennsylvania Turnpike Comm. Oil Franchise
	Tax Rev.	5.250%	12/1/08	(Prere.)	1,495	1,510
1	Pennsylvania Turnpike Comm. Rev. TOB VRDO	1.160%	12/8/08	(13)	43,065	43,065
1	Pennsylvania Turnpike Comm. Rev. TOB VRDO	2.500%	12/8/08	(12)	4,325	4,325
	Pennsylvania Turnpike Comm. Rev. VRDO	0.600%	12/8/08	LOC	35,000	35,000
	Pennsylvania Turnpike Comm. Rev. VRDO	0.900%	12/8/08	LOC	63,800	63,800
	Pennsylvania Turnpike Comm. Rev. VRDO	0.900%	12/8/08	LOC	21,000	21,000
	Pennsylvania Turnpike Comm. Rev. VRDO	0.900%	12/8/08	LOC	20,000	20,000
	Pennsylvania Turnpike Comm. Rev. VRDO	0.950%	12/8/08	LOC	40,000	40,000
	Philadelphia PA Auth. for Individual Healthcare
	Dev. Rev. VRDO	0.950%	12/8/08	LOC	9,720	9,720
	Philadelphia PA Auth. IDR
	(Girard Estate Aramark Project) VRDO	0.800%	12/8/08	LOC	13,750	13,750
	Philadelphia PA GO	5.250%	3/15/09	(4)(Prere.)	1,755	1,787
	Philadelphia PA GO	5.250%	3/15/09	(4)(Prere.)	3,000	3,054
1	Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
	Rev. (Children’s Hosp. of Philadelphia) TOB VRDO	1.560%	12/8/08		6,925	6,925
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
	Rev. (Children’s Hosp. of Philadelphia) VRDO	0.750%	12/1/08		10,200	10,200
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
	Rev. (Children’s Hosp. of Philadelphia) VRDO	0.750%	12/1/08		45,145	45,145
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
	Rev. (Children’s Hosp. of Philadelphia) VRDO	1.400%	12/1/08		1,550	1,550
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
	Rev. (Jefferson Health System) PUT	2.200%	2/10/09		16,900	16,900
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
	Rev. (Wills Eye Hosp.) VRDO	0.800%	12/8/08	LOC	11,115	11,115
1	Philadelphia PA IDA Rev.
	(Fox Chase Cancer Center) TOB VRDO	1.060%	12/8/08	LOC	12,000	12,000
	Philadelphia PA IDA Rev.
	(Fox Chase Cancer Center) VRDO	0.700%	12/1/08	LOC	7,665	7,665
	Philadelphia PA IDA Rev. VRDO	1.000%	12/8/08	LOC	9,040	9,040
	Philadelphia PA School Dist. GO	5.250%	4/1/09	(Prere.)	3,920	3,956
	Philadelphia PA School Dist. VRDO	0.950%	12/8/08	LOC	30,000	30,000
1	Philadelphia PA Water & Waste Water Rev.
	TOB VRDO	1.160%	12/8/08	(13)(4)	35,210	35,210
1	Philadelphia PA Water & Waste Water Rev.
	TOB VRDO	1.630%	12/8/08	(4)	5,220	5,220
	Philadelphia PA Water & Waste Water Rev. VRDO	0.850%	12/8/08	LOC	45,000	45,000
	Pittsburgh PA School Dist. BAN	3.500%	11/2/09		10,000	10,134
	Quakertown PA General Auth. Rev. PUT	1.650%	3/5/09		20,000	20,000
	Red Lion PA School Dist. VRDO	2.500%	12/8/08	(4)	47,750	47,750
	South Fork PA Hosp. Auth. Rev.
	(Conemaugh Valley Hosp.) VRDO	0.700%	12/8/08	LOC	27,375	27,375
1	Southcentral Pennsylvania General Auth. Rev.
	(Wellspan Health) TOB VRDO	1.060%	12/8/08		7,200	7,200
	Southeastern Pennsylvania Transp. Auth. Rev.
	VRDO	0.780%	12/8/08	LOC	15,000	15,000

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
St. Mary’s Hosp. Auth. Bucks County PA Rev.
(Catholic Health Initiatives) VRDO	0.450%	12/8/08	40,900	40,900
St. Mary’s Hosp. Auth. Bucks County PA Rev.
(Catholic Health Initiatives) VRDO	0.830%	12/8/08	9,900	9,900
State Public School Building Auth. Pennsylvania
College Rev. (North Allegheny School Dist.) VRDO	0.850%	12/8/08	18,145	18,145
Temple Univ. of the Commonwealth System
of Higher Educ. Pennsylvania Univ.
Funding Obligation	2.500%	4/21/09	60,000	60,218
Union County PA Higher Educ. Auth. Rev.
(Bucknell Univ.) VRDO	0.800%	12/8/08	5,985	5,985
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	0.950%	12/8/08	3,500	3,500
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	0.950%	12/8/08	3,200	3,200
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	0.950%	12/8/08	8,000	8,000
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	0.950%	12/8/08	13,600	13,600
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	0.950%	12/8/08	6,100	6,100
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.050%	12/8/08	3,500	3,500
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	15,800	15,800
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	10,550	10,550
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	9,000	9,000
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	8,800	8,800
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	10,000	10,000
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	10,000	10,000
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	14,200	14,200
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	6,300	6,300
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	15,000	15,000

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	5,000	5,000
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	19,700	19,700
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	12,500	12,500
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.150%	12/8/08	13,621	13,621
Upper St. Claire PA VRDO	3.250%	12/8/08 (4)	19,840	19,840
Venango PA IDA (Scrubgrass Project) CP	4.500%	12/1/08	29,548	29,548
Venango PA IDA (Scrubgrass Project) CP	4.500%	12/1/08	4,188	4,188
Venango PA IDA (Scrubgrass Project) CP	1.830%	12/4/08 LOC	14,314	14,314
Wilkes-Barre PA Finance Auth. Rev.
(King College Project) VRDO	0.780%	12/8/08 LOC	9,595	9,595
York County PA IDA (PECO) CP	2.500%	12/1/08 LOC	16,440	16,440
				3,836,569
Puerto Rico (1.4%)
1 Puerto Rico Ind. Medical & Environmental Fac.
Finance Auth. Rev. PCR (Abbott Laboratories)
PUT	2.250%	3/1/09	7,000	7,000
Puerto Rico Muni. Finance Agency	6.000%	8/1/09 (4)(Prere.)	5,500	5,687
Puerto Rico TRAN	3.000%	7/30/09 LOC	39,000	39,346
				52,033
Total Tax-Exempt Municipal Bonds (Cost $3,888,602)				3,888,602
Other Assets and Liabilities (–0.6%)
Other Assets				32,608
Liabilities				(54,514)
				(21,906)
Net Assets (100%)
Applicable to 3,866,812,970 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,866,696
Net Asset Value Per Share				$1.00

At November 30, 2008, net assets consisted of:
				Amount
				($000)
Paid-in Capital				3,866,869
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(173)
Net Assets				3,866,696

•  See Note A in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities was $504,925,000, representing 13.1% of net assets.

See accompanying Notes, which are an integral part of the Financial Statements. A key to abbreviations and other references follows the Statement of Net Assets.

Pennsylvania Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) National Indemnity Co. (Berkshire Hathaway).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2008
($000)
Investment Income
Income
Interest	102,077
Total Income	102,077
Expenses
The Vanguard Group—Note B
Investment Advisory Services	391
Management and Administrative	2,592
Marketing and Distribution	1,094
Money Market Guarantee Program	322
Custodian Fees	34
Auditing Fees	18
Shareholders’ Reports	16
Trustees’ Fees and Expenses	5
Total Expenses	4,472
Expenses Paid Indirectly	(23)
Net Expenses	4,449
Net Investment Income	97,628
Realized Net Gain (Loss) on Investment Securities Sold	(148)
Net Increase (Decrease) in Net Assets Resulting from Operations	97,480

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,628	135,918
Realized Net Gain (Loss)	(148)	(25)
Net Increase (Decrease) in Net Assets Resulting from Operations	97,480	135,893
Distributions
Net Investment Income	(97,628)	(135,918)
Realized Capital Gain	—	—
Total Distributions	(97,628)	(135,918)
Capital Share Transactions (at $1.00)
Issued	3,492,107	3,635,477
Issued in Lieu of Cash Distributions	93,175	128,945
Redeemed	(3,885,604)	(2,987,237)
Net Increase (Decrease) from Capital Share Transactions	(300,322)	777,185
Total Increase (Decrease)	(300,470)	777,160
Net Assets
Beginning of Period	4,167,166	3,390,006
End of Period	3,866,696	4,167,166

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.024	.036	.033	.022	.010
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.024	.036	.033	.022	.010
Distributions
Dividends from Net Investment Income	(.024)	(.036)	(.033)	(.022)	(.010)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.024)	(.036)	(.033)	(.022)	(.010)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	2.42%	3.64%	3.31%	2.19%	1.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,867	$4,167	$3,390	$2,952	$2,659
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.39%	3.57%	3.27%	2.18%	1.04%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Pennsylvania Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2008, the fund had contributed capital of $410,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2008, custodian fee offset arrangements reduced the fund’s expenses by $23,000 (an annual rate of 0.00% of average net assets).

D. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Pennsylvania Tax-Exempt Money Market Fund

At November 30, 2008, 100% of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

E. On October 7, 2008, the board of trustees approved the fund’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market fund in the event the fund’s net asset value falls below $0.995 and the fund’s trustees decide to liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the fund is required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage that lasts until December 18, 2008. The fund is accruing this expense over the period October 7–December 18, 2008. Through November 30, 2008, the fund has accrued $322,000, resulting in a 0.01% increase in the fund’s expense ratio for the year ended November 30, 2008. In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the fund’s trustees approved the fund’s continuing participation in the program. To continue coverage for the period December 19, 2008–April 30, 2009, the fund will be required to pay an additional 0.015% of its net assets as of September 19, 2008.

Pennsylvania Long-Term Tax-Exempt Fund

Fund Profile

As of November 30, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	424	7,629	44,181
Yield[3]		4.8%	4.7%
Investor Shares	4.5%
Admiral Shares	4.6%
Yield to Maturity	4.7%[4]	4.8%	4.7%
Average Coupon	4.8%	5.0%	5.0%
Average Effective
Maturity	10.7 years	9.9 years	12.8 years
Average Quality	AA–	AA	AA
Average Duration	6.7 years	7.6 years	8.1 years
Expense Ratio
(11/30/2007)[5]		—	—
Investor Shares	0.15%
Admiral Shares	0.08%
Short-Term Reserves	4.2%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.98
Beta	1.01	0.97

Distribution by Maturity (% of portfolio)

Under 1 Year	6.7%
1–5 Years	29.8
5–10 Years	19.1
10–20 Years	25.1
20–30 Years	17.7
Over 30 Years	1.6

Distribution by Credit Quality (% of portfolio)

AAA	21.1%
AA	53.8
A	16.4
BBB	8.0
Other	0.7

Investment Focus

1  Barclays Capital 10 Year Municipal Bond Index.

2  Barclays Capital Municipal Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4  Before expenses.

5  The expense ratios shown are from the prospectus dated March 28, 2008. For the fiscal year ended November 30, 2008, the expense ratios were 0.15% for Investor Shares and 0.08% for Admiral Shares.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Pennsylvania Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1998–November 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares[1]	–4.48%	2.04%	3.94%	$14,712
Barclays Capital Municipal Bond Index	–3.61	2.58	4.13	14,991
Barclays Capital 10 Year Municipal Bond Index	–0.42	3.24	4.49	15,510
Average Pennsylvania Municipal Debt Fund[2]	–8.67	0.77	2.58	12,907

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Pennsylvania Long-Term Tax-Exempt Fund
Admiral Shares	–4.41%	2.11%	3.81%	$132,624
Barclays Capital Municipal Bond Index	–3.61	2.58	3.99	134,322
Barclays Capital 10 Year Municipal Bond Index	–0.42	3.24	4.45	138,893

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Pennsylvania Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1998–November 30, 2008

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–6.7%	5.0%	–1.7%	–0.4%
2000	3.1	5.8	8.9	7.7
2001	3.5	5.3	8.8	8.2
2002	1.5	5.0	6.5	6.7
2003	2.7	4.6	7.3	6.9
2004	–1.3	4.6	3.3	4.0
2005	–1.4	4.5	3.1	3.0
2006	1.6	4.7	6.3	6.2
2007	–2.2	4.5	2.3	3.5
2008	–8.7	4.2	–4.5	–0.4

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	4/7/1986	–2.38%	2.36%	–0.75%	4.82%	4.07%
Admiral Shares	5/14/2001	–2.31	2.43	–0.65[3]	4.71[3]	4.06[3]

1  Barclays Capital 10 Year Municipal Bond Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.3%)
Pennsylvania (93.7%)
Abington PA School Dist. GO	5.000%	4/1/32 (4)	6,495	5,959
Adams County PA GO	5.300%	5/15/11 (3)(Prere.)	10,240	11,011
Allegheny County PA GO	0.000%	4/1/10 (1)	2,000	1,916
Allegheny County PA GO	5.250%	5/1/11 (3)(Prere.)	3,000	3,219
Allegheny County PA GO	5.500%	5/1/11 (3)(Prere.)	445	480
Allegheny County PA GO	5.750%	5/1/11 (3)(Prere.)	730	792
Allegheny County PA GO	5.750%	11/1/11 (3)	995	1,051
Allegheny County PA GO	5.375%	11/1/12 (1)(Prere.)	2,645	2,924
Allegheny County PA GO	5.375%	11/1/12 (1)(Prere.)	2,000	2,211
Allegheny County PA GO	5.375%	11/1/12 (1)(Prere.)	2,880	3,183
Allegheny County PA GO	5.375%	11/1/12 (1)(Prere.)	3,725	4,118
Allegheny County PA GO	5.500%	11/1/14 (3)	605	632
Allegheny County PA GO	5.375%	11/1/16 (1)	4,100	4,363
Allegheny County PA GO	5.375%	11/1/17 (1)	3,600	3,831
Allegheny County PA GO	6.000%	7/1/23 (1)	5,745	5,652
Allegheny County PA GO	5.000%	11/1/32 (4)	3,500	3,208
Allegheny County PA Higher Educ. Building Auth.
(Carnegie Mellon Univ.)	5.125%	3/1/32	3,000	2,827
Allegheny County PA Hosp. Dev. Auth. Rev.
(Magee Women’s Hosp.)	6.000%	10/1/10 (1)	2,905	3,010
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	6/15/13	2,000	2,028
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	6/15/14	1,500	1,517
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	9/1/14	25,000	25,335
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	6/15/15	2,000	2,009
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	6/15/18	7,000	6,832
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh)	6.000%	7/1/26 (1)	4,625	4,536
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh)	6.000%	7/1/27 (1)	9,325	9,050
Allegheny County PA Port Auth. Rev.	5.375%	3/1/12 (1)	4,965	5,225
Allegheny County PA Port Auth. Rev.	5.500%	3/1/14 (1)	2,355	2,464
Allegheny County PA Port Auth. Rev.	5.500%	3/1/16 (1)	1,500	1,570
Allegheny County PA Port Auth. Rev.	5.500%	3/1/17 (1)	2,750	2,877

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/10 (1)(Prere.)	6,880	7,424
Allegheny County PA Sanitation Auth. Sewer Rev.	6.000%	12/1/10 (1)	1,500	1,588
Allegheny County PA Sanitation Auth. Sewer Rev.	6.000%	12/1/11 (1)	1,490	1,583
Allegheny County PA Sanitation Auth. Sewer Rev.	5.750%	12/1/12 (1)	1,180	1,241
Allegheny County PA Sanitation Auth. Sewer Rev.	5.375%	12/1/16 (1)	3,545	3,632
Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/16 (3)(ETM)	11,295	11,878
Allegheny County PA Sanitation Auth. Sewer Rev.	5.375%	12/1/18 (1)	15,000	15,106
Allegheny County PA Sanitation Auth. Sewer Rev.	5.000%	12/1/24 (1)	6,000	5,405
Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/30 (1)	2,150	2,076
Allegheny County PA Sanitation Auth. Sewer Rev.	5.000%	12/1/32 (1)	12,000	10,240
Annville Cleona PA School Dist.	6.000%	3/1/28 (4)	1,500	1,546
Annville Cleona PA School Dist.	6.000%	3/1/31 (4)	2,475	2,525
Bensalem Township PA School Dist. GO	5.250%	6/15/24 (1)	3,700	3,563
Berks County PA GO	0.000%	11/15/13 (1)	7,250	5,786
Berks County PA GO	0.000%	11/15/14 (1)	8,615	6,488
Berks County PA GO	0.000%	11/15/15 (1)	6,250	4,441
Berks County PA Hosp. Rev. (Reading Hosp.)	5.700%	10/1/14 (1)	4,500	4,764
Berks County PA IDA (Kutztown Univ.) VRDO	1.180%	12/8/08	13,570	13,570
Bethlehem PA Area School Dist.	5.375%	3/15/12 (3)(Prere.)	7,500	8,198
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)	5.500%	7/1/16 (2)	4,480	4,684
Bristol Borough PA School Dist. GO	5.250%	9/1/15 (4)(Prere.)	3,635	4,103
Bucks County PA IDA (Pennswood Village Project)	6.000%	10/1/12 (Prere.)	2,600	2,933
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (1)(Prere.)	1,820	1,988
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (1)(Prere.)	1,725	1,884
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (1)(Prere.)	1,635	1,786
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (1)(Prere.)	1,550	1,693
Catholic Health East Pennsylvania
Health Systems Rev.	5.375%	11/15/14 (Prere.)	3,000	3,375
Catholic Health East Pennsylvania
Health Systems Rev.	5.500%	11/15/14 (Prere.)	1,400	1,585
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	5,540	6,083
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	3,785	4,156
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	2,400	2,635
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	1,500	1,647
Central Bucks PA School Dist.	5.000%	5/15/24	11,750	11,637
Chambersburg PA Area School Dist. GO	5.250%	3/1/29 (1)	3,805	3,579
Chester County PA GO	5.000%	7/15/26	4,345	4,320
Chester County PA GO	5.000%	7/15/27	5,000	4,940
Chester County PA Health & Educ. Fac. Auth. Rev.
(Devereux Foundation)	5.000%	11/1/31	4,500	3,208
Chester County PA Health & Educ. Fac. Auth. Rev.
(Jefferson Health System)	5.250%	5/15/22 (2)	36,580	34,101
Chester County PA Health & Educ. Fac. Auth. Rev.
(Jefferson Health System) VRDO	1.000%	12/8/08	9,070	9,070
Chester County PA School Auth. Rev.	5.000%	4/1/23 (2)	2,670	2,554
Chester County PA School Auth. Rev.	5.000%	4/1/24 (2)	1,000	947
Chester County PA School Auth. Rev.	5.000%	4/1/26 (2)	1,575	1,468
Clarion County PA IDA Auth. Rev.	5.000%	7/1/32 (10)	4,980	3,939
Clarion County PA IDA Auth. Rev.	5.000%	7/1/37 (10)	6,360	4,847
Coatesville PA School Dist. GO	5.250%	8/15/14 (4)(Prere.)	6,645	7,445
Commonwealth Financing Auth. Pennsylvania Rev.	5.250%	6/1/23 (1)	13,535	13,706
Cumberland County PA Muni. Auth. College Rev.
(Dickinson College)	5.500%	11/1/10 (2)(Prere.)	3,230	3,452
Cumberland County PA Muni. Auth. Rev.	7.250%	1/1/13 (Prere.)	7,360	8,646
Cumberland County PA Muni. Auth. Rev.
(Diakon Lutheran Ministries)	5.000%	1/1/27	2,700	1,906

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cumberland County PA Muni. Auth. Rev.
(Diakon Lutheran Ministries)	5.000%	1/1/36	6,750	4,321
Dallas PA School Dist. GO	5.000%	4/1/29 (11)	5,820	5,300
Danville PA Area School Dist. GO	5.000%	5/1/37 (4)	7,970	7,087
Dauphin County PA General Auth.
Health System Rev. (Pinnacle Health)	5.500%	8/15/28 (1)(ETM)	9,415	9,964
Dauphin County PA General Auth. Hosp. Rev.
(West Pennsylvania Hosp.)	5.500%	7/1/13 (1)(ETM)	5,000	5,341
Delaware County PA Auth. Rev.
(Catholic Health East)	5.250%	11/15/12 (2)	3,300	3,331
Delaware County PA Auth. Rev.
(Catholic Health East)	5.250%	11/15/13 (2)	4,665	4,686
Delaware County PA Auth. Rev.
(White Horse Village Project) VRDO	1.100%	12/1/08	12,520	12,520
Delaware County PA Auth. Univ. Rev.
(Villanova Univ.)	5.000%	8/1/24 (1)	4,000	3,783
Delaware County PA Hosp. Auth. Rev.
(Crozer Keystone Obligated Group)	5.000%	12/15/31	10,000	6,295
Delaware County PA Hosp. Auth. Rev.
(Crozer-Chester Medical Center)	5.300%	12/1/27	8,905	6,714
Delaware County PA IDA PCR (PECO Energy Co.)	4.000%	12/1/12	13,000	12,751
Delaware County PA IDA Solid Waste Rev.
(Scott Paper Co.) VRDO	1.450%	12/8/08	1,200	1,200
Delaware County PA IDA Solid Waste Rev.
(Scott Paper Co.) VRDO	1.450%	12/8/08	2,330	2,330
Delaware County PA IDA Solid Waste Rev.
(Scott Paper Co.) VRDO	1.450%	12/8/08	6,780	6,780
Delaware County PA Regional Water
Quality Control Auth. Rev.	5.500%	11/1/11 (3)(Prere.)	2,405	2,628
Delaware County PA Regional Water
Quality Control Auth. Rev.	5.500%	11/1/11 (3)(Prere.)	2,685	2,934
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/19 (1)	1,645	1,698
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.500%	7/1/19 (1)	4,835	5,064
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/20 (1)	1,735	1,770
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.500%	7/1/20 (1)	5,105	5,275
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/21 (1)	1,825	1,848
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/22 (1)	1,920	1,934
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/23 (1)	2,020	1,980
Delaware River Port Auth. Pennsylvania &
New Jersey Rev.	5.700%	1/1/23 (4)	8,345	8,409
Doylestown PA Hosp. Auth. Hosp. Rev.	5.000%	7/1/20 (12)	5,060	4,847
Doylestown PA Hosp. Auth. Hosp. Rev.	5.000%	7/1/21 (12)	3,000	2,836
Doylestown PA Hosp. Auth. Hosp. Rev.	5.000%	7/1/22 (12)	3,455	3,197
East Stroudsburg PA Area School Dist. GO	5.000%	9/1/29 (4)	7,085	6,591
Erie County PA GO	5.000%	9/1/15 (3)(Prere.)	5,525	6,153
Erie County PA Hosp. Auth. Rev.
(Hamot Health Foundation)	5.000%	11/1/35 (11)	7,000	5,069
Erie PA School Dist. GO	0.000%	9/1/10 (4)	5,665	5,364
Erie PA School Dist. GO	0.000%	9/1/11 (4)	5,780	5,252

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Erie PA School Dist. GO	0.000%	5/1/16 (1)(ETM)	3,175	2,351
Erie PA School Dist. GO	0.000%	9/1/18 (4)	830	499
Geisinger Health System Auth. of
Pennsylvania Rev.
(Penn State Geisinger Health System) VRDO	0.650%	12/1/08	2,000	2,000
Hazleton PA Area School Dist. GO	5.500%	3/1/11 (1)	3,740	3,926
Hazleton PA Area School Dist. GO	5.750%	3/1/12 (1)	1,420	1,520
Hazleton PA Area School Dist. GO	6.000%	3/1/16 (1)	18,245	19,155
Hazleton PA Area School Dist. GO	0.000%	3/1/17 (1)	4,425	2,817
Hazleton PA Area School Dist. GO	0.000%	3/1/22 (1)	5,265	2,249
Hempfield PA Area School Dist.
(Westmoreland County) GO	5.000%	9/15/15 (3)(Prere.)	5,030	5,604
Lackawanna County PA GO	5.000%	9/15/29 (2)	1,975	1,788
Lackawanna County PA GO	5.000%	9/15/29 (4)	3,745	3,577
Lake Lehman PA School Dist. GO	0.000%	4/1/14 (1)	1,290	1,003
Lake Lehman PA School Dist. GO	0.000%	4/1/15 (1)	1,295	952
Lake Lehman PA School Dist. GO	0.000%	4/1/16 (1)	1,310	904
Lake Lehman PA School Dist. GO	0.000%	4/1/17 (1)	1,315	847
Lake Lehman PA School Dist. GO	0.000%	4/1/18 (1)	1,000	597
Lancaster County PA GO	5.500%	11/1/16 (1)	1,025	1,085
Lancaster County PA GO	5.500%	11/1/17 (1)	1,060	1,122
Lancaster County PA GO	5.500%	11/1/18 (1)	1,120	1,179
Lancaster County PA GO	5.500%	11/1/19 (1)	1,175	1,225
Lancaster County PA Hosp. Auth Rev.
(Lancaster General Hosp.)	5.000%	3/15/26	9,205	8,060
Lancaster County PA Hosp. Auth Rev.
(Lancaster General Hosp.)	5.000%	3/15/36	12,370	9,866
Lancaster County PA Hosp. Auth. Rev.
(Willow Valley Retirement Project)	5.875%	6/1/21	1,000	939
Lancaster County PA Hosp. Auth. Rev.
(Willow Valley Retirement Project)	5.875%	6/1/31	6,000	5,115
Lancaster PA Higher Educ. Auth. Rev.
(Franklin & Marshall College)	5.000%	4/15/22	1,135	1,089
Lancaster PA Higher Educ. Auth. Rev.
(Franklin & Marshall College)	5.000%	4/15/27	2,775	2,579
Lancaster PA Higher Educ. Auth. Rev.
(Franklin & Marshall College)	5.000%	4/15/37	4,000	3,472
Latrobe PA IDA (Saint Vincent College)	5.600%	5/1/21	1,635	1,412
Latrobe PA IDA (Saint Vincent College)	5.700%	5/1/31	2,165	1,694
Lebanon County Health Fac. Auth. Rev.
(Good Samaritan)	6.000%	11/15/35	10,500	8,268
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network)	5.375%	7/1/14 (4)	900	930
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network)	7.000%	7/1/16 (1)	4,415	4,967
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network)	5.000%	7/1/35 (4)	10,000	8,255
Lower Merion PA School Dist. GO	5.000%	9/1/28	7,845	7,709
Lower Merion PA School Dist. GO	5.000%	9/1/30	8,670	8,423
Luzerne County PA GO	0.000%	11/15/12 (1)(Prere.)	2,360	1,654
Luzerne County PA GO	0.000%	11/15/12 (1)(Prere.)	2,390	1,573
Luzerne County PA GO	5.250%	12/15/21 (1)	5,320	5,061
Lycoming County PA Auth. College Rev.
(PA College of Technology)	5.250%	10/1/27 (12)	5,395	5,022
Lycoming County PA Auth. College Rev.
(PA College of Technology)	5.500%	10/1/37 (12)	6,650	6,019

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
McKeesport PA Area School Dist. GO	0.000%	10/1/09 (1)	2,020	1,979
McKeesport PA Area School Dist. GO	0.000%	10/1/10 (1)	1,840	1,730
McKeesport PA Area School Dist. GO	0.000%	10/1/11 (1)	1,835	1,654
McKeesport PA Area School Dist. GO	0.000%	10/1/14 (1)	2,040	1,561
McKeesport PA Area School Dist. GO	0.000%	10/1/15 (1)	2,040	1,474
McKeesport PA Area School Dist. GO	0.000%	10/1/16 (1)	4,655	3,158
McKeesport PA Area School Dist. GO	0.000%	10/1/18 (2)(ETM)	425	272
McKeesport PA Area School Dist. GO	0.000%	10/1/18 (2)	2,650	1,569
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.000%	1/1/27	2,000	1,490
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.125%	1/1/37	3,000	2,081
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.250%	1/1/43	6,450	4,470
Montgomery County PA GO	5.000%	7/15/19	8,800	8,839
Montgomery County PA GO	5.000%	10/15/28	13,235	13,038
Montgomery County PA GO	5.000%	10/15/31	6,450	6,236
Montgomery County PA Higher Educ.
& Health Auth. Rev. (Catholic Health East)	5.375%	11/15/14 (Prere.)	2,175	2,457
Montgomery County PA Higher Educ.
& Health Auth. Rev. (Dickinson College)	5.000%	5/1/31 (11)	5,750	5,008
Montgomery County PA Higher Educ.
& Health Auth. Rev.
(Holy Redeemer Health System)	5.250%	1/1/36	17,500	11,669
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/25 (1)	6,500	6,299
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/26 (1)	3,550	3,409
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/27 (1)	3,300	3,145
Moon Area School Dist. PA GO	5.000%	11/15/28 (4)	5,000	4,805
North Hills PA School Dist. GO	5.250%	12/15/15 (4)(Prere.)	5,030	5,697
North Pocono PA School Dist. GO	5.000%	3/15/26 (1)	4,035	3,727
Northampton County PA General Purpose
Auth. Univ. Rev. (Saint Lukes Hosp. Project)	5.375%	8/15/28	5,000	3,661
Northampton County PA General Purpose
Auth. Univ. Rev. (Saint Lukes Hosp. Project)	5.500%	8/15/35	2,500	1,754
Northampton County PA General Purpose
Auth. Univ. Rev. (Saint Lukes Hosp. Project)	5.500%	8/15/40	5,000	3,432
Northeastern PA Hosp. & Educ. Health Rev.
(Wyoming Valley Health)	5.250%	1/1/16 (2)	5,910	5,553
Northeastern PA Hosp. & Educ. Health Rev.
(Wyoming Valley Health)	5.250%	1/1/26 (2)	2,850	2,215
Norwin PA School Dist. GO	3.250%	4/1/33 (4)	10,485	6,461
Owen J. Roberts School Dist. Pennsylvania GO	5.500%	8/15/17 (4)	1,495	1,604
Owen J. Roberts School Dist. Pennsylvania GO	5.000%	5/15/31 (4)	8,000	7,391
Owen J. Roberts School Dist. Pennsylvania GO	5.000%	5/15/35 (4)	5,000	4,512
Parkland PA School Dist. GO	5.375%	9/1/15 (1)	3,050	3,287
Parkland PA School Dist. GO	5.375%	9/1/16 (1)	2,000	2,142
Pennsbury PA School Dist. GO	5.250%	8/1/24 (4)	9,135	9,125
Pennsylvania Convention Center Auth. Rev.	6.700%	9/1/16 (3)(ETM)	25,150	29,001
Pennsylvania GO	5.000%	3/1/10	10,000	10,397
Pennsylvania GO	5.000%	10/1/10 (1)	22,485	23,635
Pennsylvania GO	6.000%	1/15/11	3,000	3,147
Pennsylvania GO	5.250%	10/15/11	11,200	11,829
Pennsylvania GO	5.000%	8/1/12	20,705	22,288
Pennsylvania GO	5.000%	8/1/17	10,000	10,770
Pennsylvania GO	5.375%	7/1/21	16,000	16,978
Pennsylvania GO	5.000%	1/1/26	40,450	39,945

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educ. Assistance Agency Rev.	6.125%	12/15/10 (1)(Prere.)	2,000	2,169
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.500%	6/15/17 (2)	935	968
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.625%	6/15/19 (2)	1,160	1,197
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.000%	11/1/37 (12)	5,745	5,104
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Bryn Mawr College)	5.250%	12/1/12 (2)	11,120	12,029
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Bryn Mawr College)	5.000%	12/1/37 (2)	14,170	12,373
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.)	5.000%	5/1/32 (1)	4,950	4,129
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Foundation for Indiana Univ. of
Pennsylvania Student Housing)	3.051%	7/1/17 (10)	6,500	4,730
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Foundation for Indiana Univ. of
Pennsylvania Student Housing)	5.125%	7/1/39 (10)	17,130	12,970
Pennsylvania Higher Educ. Fac. Auth. Rev.
(La Salle Univ.)	5.250%	5/1/27	3,000	2,280
Pennsylvania Higher Educ. Fac. Auth. Rev.
(La Salle Univ.)	5.000%	5/1/37	3,250	2,149
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Philadelphia Univ.)	5.125%	6/1/25	3,500	2,677
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Philadelphia Univ.)	5.250%	6/1/32	6,350	4,570
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/31 (10)	10,460	8,132
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/37 (10)	3,500	2,626
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/39 (10)	10,000	6,994
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Temple Univ.)	5.250%	4/1/11 (1)	1,225	1,240
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Temple Univ.)	5.000%	4/1/23 (1)	12,200	11,565
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Temple Univ.)	5.000%	4/1/24 (1)	12,680	11,890
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Thomas Jefferson Univ.)	5.375%	1/1/13 (Prere.)	4,435	4,901
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Thomas Jefferson Univ.)	5.000%	9/1/39 (2)	9,000	7,524
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Univ. of Scranton)	5.000%	11/1/28 (10)	4,080	3,579
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.250%	1/15/16	3,120	3,330
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.000%	1/15/22	5,000	5,015
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.000%	1/15/31	5,000	4,805
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Widener)	5.000%	7/15/20	2,360	2,012
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Widener)	5.000%	7/15/26	1,200	933
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Widener)	5.400%	7/15/36	3,000	2,289
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Widener)	5.000%	7/15/39	3,000	2,083

Pennsylvania Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pennsylvania Higher Educ. Fac. Auth. Rev. PUT	5.000%	5/1/11 LOC	9,120	9,283
	Pennsylvania Housing Finance Agency Rev.	5.400%	10/1/33	25,000	22,626
	Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/12 (2)(Prere.)	575	637
	Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/16 (2)	14,290	15,199
	Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/17 (2)	7,000	7,180
	Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/18 (2)	7,630	7,863
	Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/19 (2)	10,040	10,264
	Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/20 (2)	4,495	4,569
	Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/21 (2)	8,130	8,231
	Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/23	20,000	19,375
	Pennsylvania Intergovernmental
	Cooperation Auth. Rev.	5.250%	6/15/17 (1)	7,830	7,943
	Pennsylvania Public School Building Auth.
	Lease Rev. (School Dist. of Philadelphia)	5.000%	6/1/27 (4)	12,880	12,340
	Pennsylvania Public School Building Auth.
	Lease Rev. (School Dist. of Philadelphia)	5.000%	6/1/31 (4)	5,000	4,619
	Pennsylvania State Univ. Rev.	5.250%	8/15/12	5,980	6,467
	Pennsylvania State Univ. Rev.	5.000%	9/1/24	10,625	10,487
	Pennsylvania State Univ. Rev.	5.000%	9/1/24	3,000	2,961
	Pennsylvania State Univ. Rev.	5.250%	8/15/25	5,360	5,455
	Pennsylvania State Univ. Rev.	5.000%	9/1/29	7,625	7,192
	Pennsylvania State Univ. Rev.	5.000%	9/1/29	2,500	2,358
	Pennsylvania Turnpike Comm.
	Oil Franchise Tax Rev.	5.000%	12/1/13 (1)(Prere.)	6,000	6,613
	Pennsylvania Turnpike Comm.
	Oil Franchise Tax Rev.	5.000%	12/1/26 (2)	4,000	3,658
	Pennsylvania Turnpike Comm.
	Oil Franchise Tax Rev.	5.000%	12/1/27 (2)	3,000	2,719
	Pennsylvania Turnpike Comm.
	Registration Fee Rev. VRDO	2.750%	12/8/08 (4)	8,475	8,475
	Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	1,505	1,642
	Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	2,500	2,728
	Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	1,000	1,091
	Pennsylvania Turnpike Comm. Rev.	5.625%	6/1/12 (1)	9,000	9,590
	Pennsylvania Turnpike Comm. Rev.	5.250%	7/15/27 (4)	4,000	3,958
	Pennsylvania Turnpike Comm. Rev.	5.375%	6/1/28	12,785	12,041
	Pennsylvania Turnpike Comm. Rev.	5.500%	12/1/31 (2)	17,610	17,637
	Pennsylvania Turnpike Comm. Rev.	5.250%	12/1/32 (2)	15,000	13,580
	Pennsylvania Turnpike Comm. Rev.	5.500%	6/1/33	12,920	12,002
	Pennsylvania Turnpike Comm. Rev.	5.250%	6/1/36	12,435	11,004
	Pennsylvania Turnpike Comm. Rev.	6.250%	6/1/38 (12)	19,595	20,524
	Philadelphia PA Airport Parking Auth.	5.000%	9/1/13	3,260	3,390
	Philadelphia PA Airport Parking Auth.	5.125%	2/15/24 (2)	1,045	998
	Philadelphia PA Airport Parking Auth.	5.250%	9/1/29 (4)	3,530	3,330
	Philadelphia PA Gas Works Rev.	5.250%	7/1/11 (4)	3,965	3,973
	Philadelphia PA Gas Works Rev.	5.250%	8/1/11 (4)(Prere.)	8,000	8,637
	Philadelphia PA Gas Works Rev.	5.375%	7/1/12 (4)	4,000	4,009
	Philadelphia PA Gas Works Rev.	5.375%	7/1/14 (4)	4,310	4,320
1	Philadelphia PA Gas Works Rev.	5.375%	7/1/16 (4)	13,280	14,090
	Philadelphia PA Gas Works Rev.	5.375%	7/1/18 (4)	11,555	11,971
	Philadelphia PA Gas Works Rev.	5.000%	10/1/37 (2)	3,000	2,359
	Philadelphia PA GO	5.250%	3/15/09 (4)(Prere.)	1,750	1,789
	Philadelphia PA GO	5.250%	3/15/09 (4)(Prere.)	2,600	2,658
	Philadelphia PA GO	5.250%	3/15/11 (4)(Prere.)	7,460	7,948
	Philadelphia PA GO	5.250%	3/15/11 (4)(Prere.)	4,775	5,087
	Philadelphia PA GO	5.250%	3/15/11 (4)(Prere.)	9,155	9,754

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philadelphia PA GO	5.250%	3/15/11 (4)(Prere.)	2,135	2,275
Philadelphia PA GO	5.000%	12/15/17 (4)	5,555	5,641
Philadelphia PA GO	5.000%	8/1/18 (1)	6,170	5,879
Philadelphia PA GO	5.000%	8/1/19 (1)	7,735	7,229
Philadelphia PA GO	5.000%	8/1/20 (1)	8,005	7,324
Philadelphia PA GO	5.000%	8/1/21 (1)	6,235	5,599
Philadelphia PA GO	5.250%	12/15/23 (4)	5,835	5,555
Philadelphia PA GO	5.000%	8/1/27 (11)	12,160	10,111
Philadelphia PA Hosp. & Higher Educ. Fac.
Auth. Rev. (Children’s Hosp. of Philadelphia)
VRDO	1.400%	12/1/08	12,300	12,300
Philadelphia PA Hosp. & Higher Educ. Fac.
Auth. Rev. (Jefferson Health System)	5.125%	5/15/18 (2)	5,700	5,631
Philadelphia PA Hosp. & Higher Educ. Fac.
Auth. Rev. (Temple University Health System)	5.500%	7/1/30	5,000	3,319
Philadelphia PA IDA Rev.
(Philadelphia Airport System)	5.750%	6/15/10 (1)	4,440	4,494
Philadelphia PA IDA Rev.
(Philadelphia Airport System)	5.250%	6/15/15 (1)	5,695	5,715
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/15 (1)	3,000	3,090
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/17 (1)	2,255	2,290
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/19 (1)	2,815	2,826
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/20 (1)	2,000	1,988
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/22 (1)	5,275	5,100
Philadelphia PA School Dist. GO	5.250%	2/1/12 (4)	1,000	1,072
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,000	2,189
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,000	2,189
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	1,000	1,095
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	6,200	6,786
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	1,800	1,970
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,500	2,736
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	6,500	7,210
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	6,000	6,656
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	1,000	1,109
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	10,235	11,354
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	3,500	3,883
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	1,000	1,109
Philadelphia PA School Dist. GO	5.000%	6/1/26 (1)	5,000	4,743
Philadelphia PA School Dist. GO	6.000%	9/1/38	20,000	19,378
Philadelphia PA Water & Waste Water Rev.	7.000%	6/15/10 (1)	33,865	35,802
Philadelphia PA Water & Waste Water Rev.	7.000%	6/15/11 (1)	35,685	38,476
Philadelphia PA Water & Waste Water Rev.	6.250%	8/1/11 (1)	3,750	4,010
Philadelphia PA Water & Waste Water Rev.	5.250%	12/15/14 (2)	7,100	7,489
Philadelphia PA Water & Waste Water Rev.	5.250%	11/1/16 (1)	5,040	5,267
Philadelphia PA Water & Waste Water Rev.	5.250%	11/1/17 (1)	5,460	5,650
Philadelphia PA Water & Waste Water Rev.	5.600%	8/1/18 (1)(ETM)	925	989
Philadelphia PA Water & Waste Water Rev.	5.375%	11/1/19 (1)	4,155	4,213
Pittsburgh PA GO	5.500%	3/1/12 (2)(Prere.)	5,330	5,843
Pittsburgh PA GO	5.500%	3/1/12 (2)(Prere.)	2,015	2,209
Pittsburgh PA GO	5.500%	9/1/13 (2)	5,635	5,751
Pittsburgh PA GO	5.500%	9/1/14 (2)	12,000	12,494
Pittsburgh PA GO	5.500%	9/1/15 (2)	2,125	2,146
Pittsburgh PA School Dist. GO	0.000%	8/1/09 (2)	4,000	3,935
Pittsburgh PA School Dist. GO	5.375%	9/1/14 (4)	1,755	1,932
Pittsburgh PA School Dist. GO	5.500%	9/1/16 (4)	4,000	4,420
Pittsburgh PA School Dist. GO	5.500%	9/1/18 (4)	2,880	3,135

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pittsburgh PA Water & Sewer Auth. Rev.	5.125%	6/1/12 (2)(Prere.)	3,000	3,239
Pittsburgh PA Water & Sewer Auth. Rev.	7.250%	9/1/14 (3)(ETM)	17,070	19,274
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/27 (3)(ETM)	1,935	657
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/27 (3)	10,830	3,004
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/28 (3)(ETM)	1,365	434
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/28 (3)	7,600	1,945
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/29 (3)(ETM)	4,725	1,410
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/29 (3)	26,930	6,413
Pocono Mountain PA School Dist. GO	5.000%	9/1/31 (4)	9,000	8,309
Radnor Township PA GO	5.000%	11/1/37 (1)	4,910	4,343
Radnor Township PA School Dist.	5.000%	8/15/15 (4)(Prere.)	835	930
Radnor Township PA School Dist.	5.000%	2/15/35 (4)	1,665	1,503
Reading PA School Dist. GO	0.000%	1/15/15 (1)	9,260	6,906
Reading PA School Dist. GO	0.000%	1/15/16 (1)	9,270	6,532
Reading PA School Dist. GO	5.000%	1/15/29 (4)	6,120	5,736
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.750%	12/1/11 (Prere.)	2,225	2,460
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.875%	12/1/11 (Prere.)	9,660	10,716
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,480	1,658
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,425	1,596
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,515	1,697
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	2,390	2,677
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	4,915	5,506
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,850	2,072
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/13	520	536
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/14	500	513
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/15	530	540
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/16	835	847
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/17	1,725	1,740
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/18	650	652
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.750%	12/1/21	775	718
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.875%	12/1/31	2,840	2,417
Scranton PA School Dist. GO	5.250%	6/15/27 (10)	2,750	2,588
Scranton PA School Dist. GO	5.250%	6/15/31 (10)	2,375	2,187
Scranton-Lackawanna PA Health &
Welfare Auth. Rev. (Mercy Health System)	5.625%	1/1/16 (1)	5,490	5,289
Scranton-Lackawanna PA Health &
Welfare Auth. Rev. (Mercy Health System)	5.700%	1/1/23 (1)	9,205	7,878
Scranton-Lackawanna PA Health &
Welfare Auth. Rev. (Univ. of Scranton)	5.000%	11/1/32 (10)	3,850	3,320

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Scranton-Lackawanna PA Health &
Welfare Auth. Rev. (Univ. of Scranton)	5.000%	11/1/37 (10)	5,100	4,275
Shamokin-Coal Township PA	5.000%	7/1/30 (4)	5,700	4,984
Shamokin-Coal Township PA	5.000%	7/1/36 (4)	8,500	7,160
Snyder County PA Higher Educ. Auth.
Univ. Rev. (Susquehanna Univ. Project)	5.000%	1/1/30 (11)	5,000	4,221
Somerset PA Area School Dist. GO	5.000%	3/15/25 (4)	7,090	6,874
South Fork PA Hosp. Auth. Rev.
(Conemaugh Valley Hosp.)	5.625%	7/1/10 (6)	860	885
South Fork PA Hosp. Auth. Rev.
(Conemaugh Valley Hosp.)	5.750%	7/1/18 (6)	7,000	7,581
Southcentral Pennsylvania General
Auth. Rev. (Wellspan Health)	6.000%	6/1/25	20,000	19,712
State Public School Building Auth.
Pennsylvania School Rev.
(Daniel Boone School Dist.)	5.000%	4/1/13 (1)(Prere.)	10,000	10,958
State Public School Building Auth.
Pennsylvania School Rev.
(Philadelphia School Dist.)	5.000%	6/1/13 (4)(Prere.)	30,800	33,829
State Public School Building Auth.
Pennsylvania School Rev.
(Philadelphia School Dist.)	5.250%	6/1/13 (4)(Prere.)	9,280	10,291
Swarthmore Borough Auth. PA College Rev.	5.000%	9/15/30	21,000	19,725
Uniontown PA Area School Dist. GO	5.500%	10/1/12 (4)(Prere.)	9,950	11,029
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.050%	12/8/08	4,800	4,800
Univ. of Pittsburgh of the Commonwealth System
of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.050%	12/8/08	2,500	2,500
Univ. of Pittsburgh of the Commonwealth System
of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.050%	12/8/08	5,000	5,000
Univ. of Pittsburgh of the Commonwealth System
of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	3.050%	12/8/08	3,000	3,000
Univ. of Pittsburgh of the Commonwealth System
of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	6.350%	12/8/08	7,500	7,500
Univ. of Pittsburgh of the Commonwealth System
of Higher Educ. Pennsylvania
(Univ. Capital Project) VRDO	6.350%	12/8/08	7,500	7,500
Warwick PA School Dist. GO	5.375%	8/15/11 (3)(Prere.)	2,435	2,639
Warwick PA School Dist. GO	5.375%	8/15/11 (3)(Prere.)	2,570	2,785
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.250%	7/1/10 (2)	1,750	1,789
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/11 (2)(ETM)	330	336
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/11 (2)	1,510	1,552
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/12 (2)	1,935	1,965
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.250%	7/1/13 (2)	2,035	2,059
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.375%	7/1/14 (2)	1,640	1,617

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.375%	7/1/15 (2)	2,250	2,261
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.500%	7/1/16 (2)	2,375	2,376
West Chester PA Area School Dist. GO	4.500%	5/15/27 (4)	17,500	15,431
West Chester PA Area School Dist. GO	5.000%	5/15/28 (1)	7,480	7,192
West Cornwall Township PA Muni. Auth.
College Rev. (Elizabethtown College)	6.000%	12/15/11 (Prere.)	2,650	2,937
West Cornwall Township PA Muni. Auth.
College Rev. (Elizabethtown College)	6.000%	12/15/11 (Prere.)	2,000	2,217
West Jefferson Hills PA School Dist. GO	5.200%	8/1/11 (4)(Prere.)	1,080	1,165
West Jefferson Hills PA School Dist. GO	5.200%	8/1/11 (4)(Prere.)	1,020	1,100
West Jefferson Hills PA School Dist. GO	5.200%	8/1/17 (4)	935	975
West Jefferson Hills PA School Dist. GO	5.200%	8/1/18 (4)	980	1,010
Westmoreland County PA Muni. Auth. Rev.	5.250%	8/15/15 (4)(Prere.)	3,490	3,938
Westmoreland County PA Muni. Auth. Rev.	6.125%	7/1/17 (1)(ETM)	7,795	8,893
Westmoreland County PA Muni. Auth.
Service Water Rev.	0.000%	8/15/15 (3)	5,000	3,548
Westmoreland County PA Muni. Auth.
Service Water Rev.	0.000%	8/15/23 (1)	5,000	2,033
Westmoreland County PA Muni. Auth.
Service Water Rev.	0.000%	8/15/24 (1)	4,000	1,405
Wilkes-Barre PA Finance Auth. Rev.
(Wilkes Univ. Project)	5.000%	3/1/27	2,200	1,607
Wilkes-Barre PA Finance Auth. Rev.
(Wilkes Univ. Project)	5.000%	3/1/37	3,000	1,985
Wyoming PA Area School Dist.	5.000%	9/1/26 (1)	2,000	1,872
Wyoming PA Area School Dist.	5.000%	9/1/29 (1)	5,125	4,685
York County PA	5.000%	6/1/33 (1)	6,000	5,471
York County PA Solid Waste & Refuse Auth. Rev.	5.500%	12/1/13 (1)	6,750	7,337
York County PA Solid Waste & Refuse Auth. Rev.	5.500%	12/1/14 (1)	4,050	4,423
				2,255,016
Puerto Rico (4.5%)
Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/20	5,300	4,822
Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/21 (1)	5,000	4,389
Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/23 (1)	14,500	12,380
Puerto Rico GO	5.500%	7/1/18 (1)	10,000	9,516
Puerto Rico GO	5.500%	7/1/20 (3)	6,000	5,498
Puerto Rico GO	5.500%	7/1/22 (3)	8,960	7,988
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/19 (1)	17,000	15,903
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/20 (1)	14,610	13,388
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/23 (2)	10,000	8,842
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/30 (3)	14,905	3,049
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/31 (3)	28,695	5,389
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.750%	7/1/22 (ETM)	10	11
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.750%	7/1/22	4,990	4,559
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (ETM)	10,875	11,872
				107,606

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Virgin Islands (0.1%)
Virgin Islands Public Finance Auth. Rev.	5.000%	10/1/12	2,000	1,964
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/20	1,750	1,485
				3,449
Total Tax-Exempt Municipal Bonds (Cost $2,504,866)				2,366,071
Other Assets and Liabilities (1.7%)
Other Assets				67,379
Liabilities				(25,786)
				41,593
Net Assets (100%)				2,407,664

At November 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	2,570,440
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(21,652)
Unrealized Appreciation (Depreciation)
Investment Securities	(138,795)
Futures Contracts	(2,329)
Net Assets	2,407,664

Investor Shares—Net Assets
Applicable to 58,169,988 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	592,746
Net Asset Value Per Share—Investor Shares	$10.19

Admiral Shares—Net Assets
Applicable to 178,109,813 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,814,918
Net Asset Value Per Share—Admiral Shares	$10.19

•  See Note A in Notes to Financial Statements.

1  Securities with a value of $3,342,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

A key to abbreviations and other references follows the Statement of Net Assets.

Pennsylvania Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) National Indemnity Co. (Berkshire Hathaway).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2008
($000)
Investment Income
Income
Interest	114,979
Total Income	114,979
Expenses
The Vanguard Group—Note B
Investment Advisory Services	238
Management and Administrative—Investor Shares	727
Management and Administrative—Admiral Shares	960
Marketing and Distribution—Investor Shares	158
Marketing and Distribution—Admiral Shares	370
Custodian Fees	19
Auditing Fees	24
Shareholders’ Reports—Investor Shares	12
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	3
Total Expenses	2,515
Expenses Paid Indirectly	(13)
Net Expenses	2,502
Net Investment Income	112,477
Realized Net Gain (Loss)
Investment Securities Sold	(12,593)
Futures Contracts	(6,157)
Realized Net Gain (Loss)	(18,750)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(206,004)
Futures Contracts	(2,340)
Change in Unrealized Appreciation (Depreciation)	(208,344)
Net Increase (Decrease) in Net Assets Resulting from Operations	(114,617)

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,477	110,316
Realized Net Gain (Loss)	(18,750)	5,770
Change in Unrealized Appreciation (Depreciation)	(208,344)	(58,834)
Net Increase (Decrease) in Net Assets Resulting from Operations	(114,617)	57,252
Distributions
Net Investment Income
Investor Shares	(28,060)	(29,322)
Admiral Shares	(84,417)	(80,994)
Realized Capital Gain
Investor Shares	(1,252)	(2,230)
Admiral Shares	(3,634)	(5,767)
Total Distributions	(117,363)	(118,313)
Capital Share Transactions
Investor Shares	15,015	(14,615)
Admiral Shares	154,590	155,549
Net Increase (Decrease) from Capital Share Transactions	169,605	140,934
Total Increase (Decrease)	(62,375)	79,873
Net Assets
Beginning of Period	2,470,039	2,390,166
End of Period	2,407,664	2,470,039

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.18	$11.47	$11.32	$11.53	$11.74
Investment Operations
Net Investment Income	.483	.505	.513	.520	.528
Net Realized and Unrealized Gain (Loss)
on Investments	(.968)	(.252)	.179	(.165)	(.148)
Total from Investment Operations	(.485)	.253	.692	.355	.380
Distributions
Dividends from Net Investment Income	(.483)	(.505)	(.513)	(.520)	(.528)
Distributions from Realized Capital Gains	(.022)	(.038)	(.029)	(.045)	(.062)
Total Distributions	(.505)	(.543)	(.542)	(.565)	(.590)
Net Asset Value, End of Period	$10.19	$11.18	$11.47	$11.32	$11.53

Total Return[1]	–4.48%	2.30%	6.30%	3.10%	3.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$593	$636	$668	$705	$1,444
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.16%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.46%	4.50%	4.55%	4.51%	4.54%
Portfolio Turnover Rate	24%	14%	17%	14%	12%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.18	$11.47	$11.32	$11.53	$11.74
Investment Operations
Net Investment Income	.491	.513	.522	.528	.534
Net Realized and Unrealized Gain (Loss)
on Investments	(.968)	(.252)	.179	(.165)	(.148)
Total from Investment Operations	(.477)	.261	.701	.363	.386
Distributions
Dividends from Net Investment Income	(.491)	(.513)	(.522)	(.528)	(.534)
Distributions from Realized Capital Gains	(.022)	(.038)	(.029)	(.045)	(.062)
Total Distributions	(.513)	(.551)	(.551)	(.573)	(.596)
Net Asset Value, End of Period	$10.19	$11.18	$11.47	$11.32	$11.53

Total Return	–4.41%	2.38%	6.37%	3.18%	3.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,815	$1,834	$1,722	$1,577	$828
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.53%	4.57%	4.62%	4.58%	4.60%
Portfolio Turnover Rate	24%	14%	17%	14%	12%

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Pennsylvania Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Pennsylvania Long-Term Tax-Exempt Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2008, the fund had contributed capital of $251,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2008, custodian fee offset arrangements reduced the fund’s expenses by $13,000 (an annual rate of 0.00% of average net assets).

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2008, the fund had available realized losses of $22,447,000 to offset future net capital gains through November 30, 2016.

The fund had realized losses totaling $1,534,000 through November 30, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2008, the cost of investment securities for tax purposes was $2,506,400,000. Net unrealized depreciation of investment securities for tax purposes was $140,329,000, consisting of unrealized gains of $42,277,000 on securities that had risen in value since their purchase and $182,606,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	(498)	60,243	(1,368)
30-Year U.S. Treasury Bond	(232)	29,576	(961)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2008, the fund purchased $659,570,000 of investment securities and sold $557,545,000 of investment securities, other than temporary cash investments.

Pennsylvania Long-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	183,247	16,901	152,812	13,640
Issued in Lieu of Cash Distributions	21,934	2,039	23,690	2,112
Redeemed	(190,166)	(17,624)	(191,117)	(17,100)
Net Increase (Decrease)—Investor Shares	15,015	1,316	(14,615)	(1,348)
Admiral Shares
Issued	435,275	40,293	326,122	29,104
Issued in Lieu of Cash Distributions	60,709	5,644	60,158	5,363
Redeemed	(341,394)	(31,816)	(230,731)	(20,617)
Net Increase (Decrease)—Admiral Shares	154,590	14,121	155,549	13,850

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(2,329)
Level 2—Other significant observable inputs	2,366,071	—
Level 3—Significant unobservable inputs	—	—
Total	2,366,071	(2,329)

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Pennsylvania Tax-Free Funds and the Shareholders of Vanguard

Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 20, 2009

Special 2008 tax information (unaudited) for Vanguard Pennsylvania Tax-Exempt Funds

This information for the fiscal year ended November 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The Pennsylvania Long-Term Tax-Exempt Fund distributed $4,886,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Pennsylvania Tax-Exempt Fund	5/31/2008	11/30/2008	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,011.13	$0.60
Long-Term
Investor Shares	1,000.00	950.18	0.78
Admiral Shares	1,000.00	950.52	0.44
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.47	$0.61
Long-Term
Investor Shares	1,000.00	1,024.27	0.81
Admiral Shares	1,000.00	1,024.62	0.46

1  The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Pennsylvania Tax-Exempt Money Market Fund, 0.12%; for the Pennsylvania Long-Term Tax-Exempt Fund, 0.16% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	James M. Norris
Mortimer J. Buckley	Ralph K. Packard
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Michael S. Miller

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q770 012009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2008: $42,000

Fiscal Year Ended November 30, 2007: $39,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2008: $3,055,590

Fiscal Year Ended November 30, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended November 30, 2008: $626,240

Fiscal Year Ended November 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended November 30, 2008: $0

Fiscal Year Ended November 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS *
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.